  EX-33.6
(logo) WELLS FARGO

Wells Fargo Bank
Duke Energy Center

Commercial Mortgage Servicing
MAC D1086-120
550 S. Tryon Street
Charlotte, NC 28202

Tel: 800 326 1334

Management's Assessment

Management of Wells Fargo Commercial Mortgage Servicing ("CMS"), a division of
Wells Fargo Bank, National Association, (the "Company"), is responsible for assessing compliance with the applicable servicing criteria set forth in Item
1122(d) of Regulation AB of the Securities and Exchange Commission ("SEC")
relating to the servicing of commercial mortgage loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv)
and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2012. Appendix A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans constituting the Platform. Appendix B identifies the applicable servicing criterion with respect to the Platform.

With respect to servicing criterion 1122(d)(4)(xi) and 1122(d)(4)(xii), the
Company performs applicable activities covered by this criterion, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate
Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A),
1122(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform certain activities covered by these servicing criteria. The Company's management has determined that none of these vendors is a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC
Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors'
activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform as of and for the year ended December 31, 2012. In making this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation
AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2012, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform.

Wells Fargo Bank, N.A.

(logo) Together we'll go far

 (page)

(logo) WELLS FARGO

Wells Fargo Bank
Duke Energy Center

Commercial Mortgage Servicing
MAC D1086-120
550 S. Tryon Street
Charlotte, NC 28202

Tel: 800 326 1334

KPMG LLP, an independent registered public accounting firm, has issued attestation report with respect to the Company's compliance with the applicable servicing criteria as of and for the year ended December 31 2012.

March 14, 2013

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

Wells Fargo Bank, N.A.

(logo) Together we'll go far

 (page)

APPENDIX A
COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

WFB - CMO for sale

Wels Fargo Bank - Idaho

Wels Fargo Bank - Utah

Wels Fargo Bank - New Mexico

Wels Fargo Bank - participation
(participation #330908521)

Wels Fargo Bank - Oregon

Wels Fargo Bank - Portfolio

Wels Fargo Bank - Held For Sale

Wels Fargo Bank - Bridge Loans

Wels Fargo Bank - Self Storage

Wels Fargo Bank - CREAM

Wels Fargo Bank - WFRF- Portfolio
Wels Fargo Bank - WFRF -
McDonald's
Wels Fargo Bank - WFRF- CRG
Franchise
MSCI 2003-IQ5 (Plaza Office Realty
Pari Passu - A2)
GMAC 2003-C3 (609 5th Avenue Pari
Passu- A1)
JPMC 2004-CIBC9 (1114 Trizechahn
Grace Building- A1)
LB/UBS 2005-C5 (200 Park Ave-A2,
Courtyard by Marriot-A2, Park Ave
Plaza-A2, 1345Ave-A2)
Wurttemberger Hypo (1345 AVENUE
OF THE AMERICAS (NOTE 2) &
PARK AVE PLAZA (NOTE-2A)
Wachovia 2005-C20 (U-Haul portfolio
pari passu w/INV 565)
LBUBS 2005-C7 (200 Park A-3 and
Courtyard by Marriot A-3)
BACM 2005-6 (InTown Suites
Portfolio B )-WF primary only

Prudential (B-Note in INV 565,
Coronado)
Deutsche Bank (B-Notes in INV 543,
Glenborough &PACC 55)
Societe Generale (B-Note in INV 543,
Equastone)
Landesbank Baden Wurttemberg (C-
Note to Inv 623, Beachwood)
CRESS 2008-1 CDO(B note to Inv 765,
Plaza El Segundo)

UBS (B note to Inv 765, Hotel Pacific)
The CIT Group - Timberland B Note
(INV 763)
Deutsche Genossenschafts
Hypothekenbank AG (Columbia Center
B2 Note - INV 763)
Landesbank Rheinland-Pfalz (Ritz
Carlton B note-INV 568)
Landesbank Sachsen Aktiengesellschaft
(120 Broadway, B note, INV 752)
LEM Mezzanine Inc. (Parkoff Portoflio
B Note-INV 763)
NBS Real Estate Capital (Wilson Farms
Plaza, B note, INV 767)
Aareal Capital Corporation
(participation)
HSBC Realty Credit Corporation
(participation #330908521)
PNC Bank, N.A. (participation
#330908521)
Quadrant Fund I, LLC (Roanoke West,
B Note, 130201996, 564)
AG Core Plus II Corp. (The Axton Loan
- #700205972 & #700505973)

Industrial and Commercial Bank of
China (ICBC) participated CMO loan

Starwood Property Mortgage, LLC
(Easton Town Center, sold from TIAA)
Syndicated Loan CMO &
REBG_Oakland City Center/iStar
People's United Bank (Cole MT
Bellevue, participated CMO)
IMMG (4 Union South #330916520,
participated CMO)

PCM Trust 2003-PWR1

BSCM 2003-PWR2

BSCM 2004-PWR3

BSCM 2004-PWR4

BSCM 2004-PWR5

BSCM 2004-PWR6

BSCM 2005-PWR7

BSCM 2005-PWR8

BSCM 2005-PWR9

BSCM 2005-PWR10

BSCM 2006-PWR11

BSCM 2006-PWR12

BSCM 2006-PWR14

BSCM 2007-PWR15

BSCM 2007-PWR16

BSCM 2007-PWR17

BSCM 2007-PWR18

MSDWMC 2001-TOP1

BSCM 2001-TOP2

MSDWMC 2001-TOP3

BSCM 2001-TOP4

MSDWMC 2001-TOP5

 (page)

Wachovia 2006-C28 (Gas Co.
#580203404, pari passu with INV 753)

MLFT 2006-1(WF primary only)
JPM 2006-LDP9 (Bank of America A2,
A1 is in #755)

BACM 2007-1(WF primary only)
JPM 2007-LDP10 (Solano Pari Passu)-
WF primary only
MSCI 2007-IQ16 (Easton Town
Center, A2, INV628)
JPM 2005-LDP3 (McLean Transfer
4/2009) WF Primary only
CIBC (participation
#330916384_Westshore Mall
(29.2682926829%)
Raymond James Bank (participation
#330916384_Westshore Mall
(19.512195121951%)
Real Estate Alternatives Port - B Note
for 572

JP Morgan CB 2003-CIBC7 - PP 554
CapLease CDO 2005-1 - B Notes for
554
Cadim Note Inc. - B Note for 558
TIAA - B Notes Grace Building (for
170)
Variable Annuity Life Ins. Co.
(VALIC) - B Note/559 - MEZZ/564
First SunAmerica Life Insurance Co. -
B Notes/559
AIG Life Insurance Co. - B Note 559
Metlife - B Note for 561
Morgan Stanley 2005-HQ5-pari passu-
Wells REIT for 561
LBUBS 2005-C2 - B Notes/563 and
564
Metropolitan Life Insurance Co. - A1
Note 200 Park Avenue (Senior Mezz)
for 564
ING Real Estate Finance LLC - A2
Note 200 Park Avenue (Senior Mezz)-
for 564
LRP Landesbank Rheinland-PFALZ-
A3 Note 200 Park Avenue (Senior
Mezz)-for 564
AIB DEBT Management LTD. - A4
Note 200 Park Avenue (Senior Mezz)-
for 564

Sovereign Bank (4 Union
South,participated IMMG & CMO)

TD Bank (Olympic Tower #330916473,
participated CMO, Inv 473 & Inv 458)
PB Capital (Olympic Tower #330916473
participated CMO, Inv 472 & Inv 458)
West River (Port Charlotte participation,
inv 771, #440000001)
All State (participate CMO loan,
#390909781)

CDO_Remittance (WBCDO2006-1)

WFDB 2011-BXR_Mezz loans

WFDB 2011-BXR_Mezz loans

Liberty Life Insurance (Fox River Mall
B note; A note=inv 630, #310911895)
PB Realty (participated CMO loan,
#330912417)
Citibank (BRE Tarpon Mariner &
Nationwide Innkeepers Portfolio)
United Overseas Bank (724 Fifth
Avenue)
Bank of Taiwan (724 Fifth Avenue)

Bank of East Asia (724 Fifth Avenue)

Morgan Stanley 1998-WF2

Morgan Stanley 1999-WF1
Bear, Stearns 1999-WF2
Bear, Stearns 2000-WF1

Bear, Stearns 2000-WF2

Morgan Stanley 1997-WF1

Morgan Stanley 1998-WF1

Morgan Stanley 1999-LIFE1

CSFB 1999-C1

Morgan Stanley 2000-LIFE1

BSCM 2002-TOP6

MSDWMC 2002-TOP7

BSCM 2002-TOP8

MSDWMC 2003-TOP9

BSCM 2003-TOP10

MSCII 2003-TOP11

BSCM 2003-TOP12

MSCII 2004-TOP13

BSCM 2004-TOP14

MSCII 2004-TOP15

BSCM 2004-TOP16

MSCII 2005-TOP17
BSCM 2005-TOPl8

MSCII 2005-TOP19

BSCM 2005-TOP20

MSCII 2006-TOP21
BSCM 2006-TOP22
MSCII 2006-TOP23

BSCM 2006-TOP24

MSCII 2007-TOP25

BSCM 2007-TOP26

MSCII 2007-TOP27

BSCM 2007-TOP28

MSCII 2008-TOP29

 (page)

Basis Real Estate Capital (Inv 769 Jr
Participation Notes)
Bald Eagle Investors (RiverCenter
I&II, B Note, 700401904, 628)
Concord Real Estate CDO 2006-1
(Cerritos Corporate Mezz)
New York Life Insurance Co. (1345
ave-C1 note)-for 620
Hartford Life and Accident Co. (1345
ave-C2 note)-for 620
Metropolitan Life Insurance Co. (1345
ave -C3,C4 notes)-for 620
Sorin Real Estate (Courtyard by
Marriot B2 note)-for 564
Bayerische Landesbank (200 Park Ave
Senior Mezz A6 note)-for 564
Hartfod Accident & Indemnity (900
Michigan B-1 Note)-for 564
Prima Capital Advisors, LLC (900
Michigan B-2 Note)-for 564
LandesBank Hessen-Thuringen (King
of Perrusia B-1 Note) -for 622
MSCI 2003-IQ4 PP to 552, 609, 610
Morgan Stanley Mortgage Capital
(Interim Serviced)
LBUBS 2004-C8 (A2 Grace Building)
-for inv 170 & 615
ColFin London Funding, LLC
Morgan Guaranty Trust Co. of NY
Nationwide Life Insurance Company
Vertical CRE CDO 2006-1 (B1Note:
Royal Holiday-INV178)-850203520
Capital Trust (C1 Note: Royal Holiday-
INV178)-850203604
Lexington Realty Trust (B-Notes in
ML-CFC 2007-5, INV757)
A-Star Finance (B-Note in ML-CFC
2007-6, INV758)
WFRBS 2011-C2

CBA-Mezzanine Capital Finance, LLC

BSCM 2005-TOP20 (Non-pooled
portion only)
MSCI 2006-TOP21 (Non-pooled
portion only)
GMAC 2003-C1 (Oakbrook Shopping
Pari Passu - A3)
Hypo Real Estate Capital Corp. B
Notes for 555
GCCFC 2005-GG3 - PP 559

MSDW 2000-PRIN

CS First Boston 1994-CFB1

Morgan Stanley 2000-LIFE2

GSMS 2006-GSFL8

COMM 2007-FL14

WFDB 2011-BXR

MSDW 2003-HQ2

JPM 2003-LN1

MSCI 2003-IQ6

MSCI 2004-HQ3

MSCI 2004-IQ7
Goldman 2004-GG2

MSCI 2004-IQ8

MSCI 2004-HQ4
MSCI 2005-IQ9
LBUBS 2005-C2
LBUBS 2005-C3

MSCI 2005-HQ6
1345 Ave of America and Park Plaza FB
2005-1

MSCI 2005-HQ7

MSCI 2006-HQ8
MSCI 2006-IQ11
COMM 2007-FL14 (Non-pooled portion
only)
MSCII 2007-TOP27 (Rake Bond, 330
West 34th Street Mortgage Loan-no
property)
AG Core Plus II Corp. (The Axton Loan
- #700205972 & #700505973)
Sumitomo MBC (Cole MT Bellevue,
Participated CMO)
Royal Bank of Cananda (participated
CMO loan, #330911464)
BSCM 2002-PBW1

WFRBS 2011-C4

MLMT 2006-C1

BSSBCM Trust 2006-1

UCB 2007-1

JPM 2006-CIBC15

MSCI 2006-HQ9

JPM 2006-LDP8

MSCI 2006-HQ10

JPM 2006-CIBC17

MLCFC 2006-4

MLCFC 2007-5
MLCFC 2007-6

MSCI 2007-IQ13

MSCI 2007-IQ14
JPM 2007-CIBC19
MLMT 2007-C1
MSCI 2007-HQ12

MLCFC 2007-8

JPM 2007-LDP12

MSCI 2007-IQ16

MLCFC 2007-9
JPM 2008-C2

WFCM 2010-C1

JPMorgan Special Servicing
Portfolio
SunTrust Bank (participated
CMO loan, #330911464)

MSCII 2003-IQ4 Class TN

HVB 2003-FL1

 (page)

2001-CMLB-1
1166 AVENUE OF AMERICA 2005-
C6

1166 AVENUE OF THE AMERICAS
2002-C5
ONE LINCOLN 2004-C3
7 WORLD TRADE CENTER 2012-
WTC

AMERICOLD 2010-ART
BANC OF AMERICA COMM MTG
2006-1
BANC OF AMERICA COMM MTG
2005-6
BANC OF AMERICA COMM MTG
2006-2
BANC OF AMERICA COMM MTG
2006-5
BANC OF AMERICA COMM MTG
2007-3
BA-FUNB 2001-3

BB-UBS 2012-SHOW

BB-UBS 2012-TFT

BEAR 1999-C1

TIMES SQUARE HOTEL TRUST

CITIGROUP CMT 2004 C1

CITIGROUP 2005 C3

CITIGROUP 2006 C5

CITIGROUP 2006-FL2

CITIGROUP 2007-C6
COUNTRYWIDE 2007-MF1

CITIGROUP 2012-GC8

CITY CENTER 2011-CCHP

CD 2006-CD2
CD 2006-CD3

CD 2007-CD4

CD 2007-CD5
CHASE 1999-2

JPMCC 2012-C6

JPMC 2012-CIBX

LEHMAN 2006 LLF-C5
LB 1998 C4

LB 1999 C1

LB 1999 C2

LB-UBS 2003-C1

LB-UBS 2003-C3

LB-UBS 2003 C5

LB-UBS 2003 C7

LB UBS 2003 C8
LB UBS 2004 C1

LB UBS 2004 C4

LB UBS 2004 C6

LB UBS 2004 C7

LB UBS 2004 C8

LB UBS 2005 C1

LB-UBS 2005 C5

LB-UBS 2005 C7

LB-UBS 2006 C1

LB-UBS 2006 C3
LB UBS 2006-C4

LB UBS 2006-C6

LB UBS 2006-C7

LB-UBS 2007-C2
LB-UBS 2007-C6

LB-UBS 2007-C7

LB UBS 2008-C1
LB UBS 2000 C3

JPMC 2006-LDP7
COMPANION
JPMC 2006-LDP9
COMPANION

JPM 2012-CIBX
COMPANION
JPMC 2003 C1 COMPANION
JPMC 2005-LDP2
COMPANIONS
JPMC 2006-FL1
COMPANION
JPMC 2006 FL2
COMPANION
JPMCC 2007-FL1
COMPANION
LEHMAN 2005-LLF C4
(COMPANIONS)

LEHMAN 2006 LLF-C5C
LB UBS 2003 C3
COMPANION
LB-UBS 2003 C7 (B-NOTE)
LB UBS 2004 C1
COMPANION
LB UBS 2005 C1
COMPANION
LEHMAN-UBS 2005 C5
COMPANION
LB-UBS 2005-C7
COMPANION
LB-UBS 2006 C1
COMPANION
LB UBS 2006-C4
COMPANION
LB-UBS 2006-C6
COMPANION
LB UBS 2006-C7
COMPANION
LB UBS 2007-C2
COMPANION
MBFHA1
ML-CFC 2007-7
COMPANION
MORGAN STANLEY 2007-
HQ13 COMPANION
MORGAN STANLEY 2007
IQ14
NS 2012-1 COMPANION
RBS 2010-MB1
COMPANION
STRATEGIC LAND JOINT
VENTURE 2
TWFHA1

 (page)

CHASE 2000-2

CHASE 2000-3

CHASE-FUNB 1999-1

CAPLEASE CDO 2005-1

CMAT 1999 C1

COBALT 2006-C1

COBALT 2007-C2

COBALT 2007-C3

COMM 2006 FL12

COMM 2009-K3

COMM 2009-K4 PRIMARY

COMM 2010-C1

COMM 2011-FL1

COMM 2011-STRT

COMM 2011 THL

COMM 2012-9W57

COMM 2012-CCRE1

COMM 2012-CCRE2

COMM 2012-CCRE3

COMM 2012-CCRE4

COMM 2012-FL2

COMM 2012-LC4

COMM 2012-MVP
CONCORD REAL ESTATE CDO
2006-1

CSFB 2006-C2

CSCMT 2007-C2

CSCMT 2007-C3

CSCMC 2007-C4

LB UBS 2000 C5

LB UBS 2001 C2

LB UBS 2001 C3

LB UBS 2001 C7

LB UBS 2002 C1

LB UBS 2002 C2

LB UBS 2002 C4

LB UBS 2002 C7

MEZZ CAP 2004-C1

MEZZ CAP 2004-C2

MEZZ CAP 2005-C3

MEZZ CAP 2006-C4

MEZZ CAP 2007-C5

ML 1997-C2

ML 1998-C3

MERRILL LYNCH 1998 C2

ML-CFC 2006-1

ML-CFC 2006-2

ML-CFC 2007-6

ML-CFC 2007-7

MERRILL LYNCH 1996 C2

MLMT 2002 MW1

MLMT 2005-CK11

MLMT 2006-C2

MERRILL LYNCH 2008-C1
MARATHON REAL ESTATE CDO
2006-1

MORGAN STANLEY 2007 IQ14

MORGAN STANLEY BAML 2012-C6

UBS-CITIGROUP 2011-C1
COMPANION
WACHOVIA 2004-C10
COMPANION
WACHOVIA 2004-C11
COMPANION
WACHOVIA 2004-C15
COMPANION
WACHOVIA 2005-C17
COMPANION
WACHOVIA 2005-C19
COMPANION
WACHOVIA 2005-C20
COMPANION
WACHOVIA 2005-C21
COMPANION
WACHOVIA 2005-C22
COMPANION
WACHOVIA 2005-WHALE 6
NON-TRUST
WACHOVIA 2006-C24
COMPANION
WACHOVIA 2006-C25
COMPANION
WACHOVIA 2006-C27-
COMPANION
WACHOVIA 2006-C28
COMPANION
WACHOVIA 2006-C29
COMPANION
WACHOVIA 2006 WHALE 7
NON TRUST
WACHOVIA 2007-C30
COMPANION
WACHOVIA 2007-C31
COMPANION
WACHOVIA 2007-C32
COMPANION
WACHOVIA 2007-C33
COMPANION
WACHOVIA 2007-C34
COMPANION
WACHOVIA 2007-WHALE 8
NON TRUST
WACHOVIA 2003-C9
COMPANION
WFRBS 2012-C10
COMPANION
WFRBS 2012-C7
COMPANION
WFRBS 2012-C8-
COMPANION
WS WEST COUNTY MALL
2003 C3A
ACCOR MEZZ
WAREHOUSE

 (page)

CS FIRST BOSTON 1997 C2
CSFB 2006 TFL2 (TITAN)

CS FIRST BOSTON 1997 C1

CS FIRST BOSTON 1998 C2

CAPITAL SOURCE RELT 2006-A

DBUBS 2011-LC1

DBUBS 2011-LC2

DBUBS 2011- LC3

DDR I 2009-DDR1

DLJ 1998-CG1

DLJ 1999-CG1
DLJ 1999-CG2

DLJ 1999-CG3

DMARC 1998-C1
ENERGY PLAZA LEASE TRUST
2002
EXTENDED STAY AMERICA
TRUST 2010-ESH

FONTAINEBLEAU 2012-FBLU

FREMF 2010-K6 PRIMARY ONLY

FREMF 2010-K7

FREMF 2010-K8
FREMF 2010-K9
FREDDIE MAC 2010 K-SCT
FREMF 2011-K10 - PRIMARY ONLY
FREMF 2011-K11

FREMF 2011 K12 PRIMARY ONLY

FREMF 2011-K13
FREMF 2011-K14 PRIMARY ONLY

FREMF 2011-K15

FREMF 2011-K16- PRIMARY ONLY

MORGAN STANLEY 2011-C3
MORGAN STANLEY 2007-HQ13

NEWCASTLE CDO VIII

NEWCASTLE CDO IX

NORTEL NETWORKS TRUST 2001-1

NS 2012-1

NORTHSTAR CDO IV LTD

NORTHSTAR CDO VI
NORTHSTAR CDO IX PRIMARY
(MEMORIAL MALL)

NORTHSTAR CDO VIII
OBP DEPOSITOR, LLC TRUST 2010-
OBP
RBS 2010-MB1

RITE AID 1999-1

RMF 1997-1
RESOURCE REAL ESTATE FUNDING
CDO 2006-1

RESOURCE REF CDO 2007-1

TIAA 2007-C4

UBS 2012-C1

UBS-BARCLAYS 2012-C2

UBS-BARCLAYS 2012-C4
UBS-CITIGROUP 2011-C1
VORNADO DP LLC 2010-VNO
VNO 2012-6AVE
WACHOVIA 2005-WHALE 6

WACHOVIA 2006-WHALE 7

WACHOVIA 2007-WHALE 8
WACHOVIA 2002 C1

WACHOVIA 2002 C2

WACHOVIA 2003 C3

AC VENTURES
WAREHOUSE
AMC ROCK SPRINGS LLC
ARCHETYPE & BARCLAYS
REPO
ARCHETYPE MORTGAGE
FUNDING I LLC
DEXIA REAL ESTATE
CAPITAL MARKETS

DEXIA REAL ESTATE
PORTFOLIO
ALABAMASAVES
WAREHOUSE
BANCORP BANK
WAREHOUSE

BARCLAYS WAREHOUSE
JEMB MADISON AVE LLC
(BASIS I - 292 MAD)
BASIS RE CAPITAL II
(REPO)
BB&T WAREHOUSE
BELVEDERE CAPITAL
WAREHOUSE
BICOASTAL (A
BLACKSTONE CREDIT
FACILITY)

BLACKSTONE (BRE/MWT)
BREDS LOAN CAPITAL IV
REPO WAREHOUSE
BREDS EHY REPO
WAREHOUSE
BREDS LOAN CAPITAL II
REPO WAREHOUSE
BREDS LOAN CAPITAL
REPO WAREHOUSE
BREDS SOCGEN
WAREHOUSE
BREDS STC ACQUISITION
BMC MORTGAGES VI
BUCHANAN FUND V
CANTOR CRE LENDING LP
CANTOR REPO WITH MET
LIFE
CAPITAL LEASE
WAREHOUSE-398 & 526
CF BRANCH WAREHOUSE
CITIGROUP GLOBAL
MARKETS REALTY CORP
CP III JEFFERSON
MIDVALE, LLC

 (page)

FREMF 2011-K701

FREMF 2011-K702
FREMF 2011-K703
FREMF 20ll-K704
FREMF 2011-KAIV PRIMARY
ONLY
FREMF 2012-K17 PRIMARY AND
SPECIAL
FREMF 2012-K18 - PRIMARY ONLY

FREMF 2012 - Kl9 PRIMARY ONLY

FREMF 2012-K20

FREMF 2012-K21 - PRIMARY ONLY

FREMF 2012-K22 (PRIMARY
ONLY)

FREMF 2012-K23
FREMF 2012-K501 - PRIMARY
ONLY
FREMF 2012-K705 - PRIMARY
ONLY
FREMF 2012-K706
FREMF 2012-K707
FREMF 2012-K708

FREMF 2012-K709 - PRIMARY
ONLY

FREMF 2012-K710 PRIMARY ONLY
FREMF 2012-K711

FREMF 2012-KF01 PRIMARY ONLY
FREMF 2012-KP01 PRIMARY ONLY
FOUR TIMES SQUARE 2006 - 4TS
FUNB-BA 2001 C1

FULB 1997 C2

FULB 1997 C1

FUNB 1999 C4

FUNB 2000 C1

FUNB 2000 C2

FUNB 2001 C2

WACHOVIA 2003-C4

WACHOVIA 2003-C5
WACHOVIA 2003-C6
WACHOVIA 2003-C7

WACHOVIA 2003-C8

WACHOVIA 2003-C9
WACHOVIA 2004 C10

WACHOVIA 2004 C11

WACHOVIA 2004-C12

WACHOVIA 2004 C14

WACHOVIA 2004 C15

WACHOVIA 2005-C16

WACHOVIA 2005 C-16C

WACHOVIA 2005 C17
WACHOVIA 2005-C18
WACHOVIA 2005-C19
WACHOVIA 2005-C20

WACHOVIA 2005-C21

WACHOVIA 2005-C22
WACHOVIA 2006-C23

WACHOVIA 2006-C24
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27

WACHOVIA 2006-C28

WACHOVIA 2006-C29

WACHOVIA 2007-C30

WACHOVIA 2007-C31

WACHOVIA 2007-C32

WACHOVIA 2007-C33

CREXUS WAREHOUSE
CREDIT SUISSE
WAREHOUSE INT'L (USD)
DILLON READ
EMMES WAREHOUSE
ESSEX PORTFOLIO, L.P.
WAREHOUSE

FII F DEBT ACCT PTE LTD
FIVE MILE WAREHOUSE
WACHOVIA RED - TAX
CREDIT
GERMAN AMERICAN/
DEUTSCHE WAREHOUSE
GACC/DEUTSCHE
FLOATING WAREHOUSE
GERMAN AMERICAN
CAPITAL CORPORATION
WARE
GREENWICH CAPITAL
FINANCIAL PRODUCTS
INC
H2 CREDIT PARTNERS
WAREHOUSE
HELIOS AMC, LLC
WAREHOUSE
HTM FUND 1 LLC
JLC WAREHOUSE I LLC
JLC WAREHOUSE II LLC

KARLIN LAS PALMAS, LLC
KAUFLAND
PARTICIPANTS
MS KEARNY CPB 1
KEARNY CREDIT
FACILITY WAREHOUSE
LADDER DEUTSCHE REPO
LADDER JPM REPO
LADDER MET LIFE REPO
LADDER CAPITAL LLC
REPO
LADDER WELLS FARGO
REPO
LEHMAN BROTHERS
BANKHAUS
LEHMAN BROTHERS
WAREHOUSE
LEHMAN BROTHERS
WAREHOUSE
LOANCORE (JEFFERIES)
WAREHOUSE

 (page)

FUNB 2001 C3

FUNB 2001 C4
FUNB 2002 C1
FUNB 1999 C1
FUNB/CHASE 1999 C2

GREENWICH CCFC 2002 C1

GREENWICH CCFC 2003-C1

GREENWICH CCFC 2003-C2

GREENWICH CCFC 2004-FL2

GREENWICH CCFC 2004-GG1

GREENWICH CCFC 2005-FL3

GREENWICH CCFC 2005-GG5
GREENWICH CCFC 2006-FL4

GREENWICH CCFC 2007-GG11

GREENWICH CCFC 2007-GG9

GE 2002 C2

GECC 2000-1
GECC 2001-1

GECC 2001-3
GECC 2002-1

GECC 2002-3

GECC 2003-C2

GECMC 2004 C2

GE 2006 C1

GECMC 2007-C1

DOLLAR GENERAL
GRAND PACIFIC BUSINESS LOAN
TRUST 2005-1

GSMS 2012-BWTR

GSMS 2012-TMSQ
GOLDMAN 2007-GG10

WACHOVIA 2007-C34

WACHOVIA 2007-ESH
WB FNB 2004-1
WB RDI 2004-1
WACHOVIA CRE CDO 2006-1

WFCM 2012-LC5

WFRBS 2011-C3

WFRBS 2011-C4 - PRIMARY

WFRBS 2011-C5

WFRBS 2012-C10

WFRBS 2012-C6

WFRBS 2012-C7
WFRBS 2012-C8

WFRBS 2012-C9
7 WORLD TRADE CENTER 2012-WTC
COMPANION

BA-FUNB 2001-3 B NOTES

CITIGROUP 2005 C3 COMPANION
CITIGROUP 2006-FL2 COMPANION

CITIGROUP 2007-C6 COMPANION
CITIGROUP 2012-GC8 COMPANION
CITY CENTER 2011-CCHP
COMPANION

CD 2006-CD3 COMPANION

CD 2007-CD4 COMPANION

CHTOWER1

COBALT 2007-C3 COMPANION

COBALT 2007-C2 COMPANION

COMM 2006-FL12 COMPANION

COMM 2010-C1 COMPANION

COMM 2011-FL1 COMPANION
COMM 2012-LC4 COMPANION

MACQUARIE WAREHOUSE
MEZZ CAP LLC (FKA CBA
MEZZ)
MEZZ CAP REIT I, INC
MEZZ CAP NOTE SALES
MODERN BANK, N.A.
MORGAN STANLEY
WAREHOUSE
MARATHON STRUCTURED
FINANCE FUND LP
NATIXIS REAL ESTATE
CAPITAL
NBS REAL ESTATE
CAPITAL WAREHOUSE
NORTHSTAR-CITI REPO
WAREHOUSE
NORTHSTAR-DORAL
WAREHOUSE (NRFC)
NRFC II REPO
WAREHOUSE
NRFC REPO WAREHOUSE
NORTHSTAR-DORAL
WAREHOUSE (NSREIT)

NORTHSTAR WAREHOUSE
NXT CAPITAL FUNDING II,
LLC
PRIME FINANCE
PARTNERS III, LP
PFP III SUB I, LLC
PRIME AND METLIFE
REPO
PFP II SUB I, LLC

POOK MD FUNDINGS, LLC
PRIME FINANCE
PARTNERS I, L.P.
PRIME FINANCE
PARTNERS II, L.P.
RBS WAREHOUSE

RESOURCE CAPITAL
CORP. WAREHOUSE
RESOURCE CAPITAL REPO
WAREHOUSE
REXFORD INDUSTRIAL
FUND V LP WAREHOUSE
RLJ III - FINANCE
HOLDINGS, LLC
ROCKWOOD CAPITAL,
LLC (NORTHROCK)
SAF FUNDING, LLC

 (page)

GSMS 2010-C2

GSMS 2011-ALF
GSMS 2011-GC3
GSMS 2011-GC5

GSMS 2012-ALOHA

GSMS 2012-GCJ7

GSMS 2012-GCJ9
GSMS 2012-SHOP

GOLDMAN SACHS 2005-ROCK

GOLDMAN 2006-GG6

GOLDMAN 2006-GG8

GSMSC 2010-C1
GOLDMAN 2010-K5 - PRIMARY
ONLY

HMAC 1999 PH1

JPMC 2001 CIBC3

JPMC 2002 C1

JPMC 2002 C2

JPMC 2002 CIBC5
JPMC 2003-C1
JPMC 2003 CIBC6

JPMC 2003 ML1

JPMC 2005 LDP1
JPMC 2005-LDP2

JPMC 2006 FL1

JPMC 2006 FL2

JPMC 2006-LDP7

JPMC 2006-LDP9

JPMCC 2007-FL1

CREST 2003-2

CSCMT 2007-C4 COMPANION
DBUBS 2011-LC1 COMPANION
DBUBS 2011-LC3 COMPANION
EXTENDED STAY AMERICA 2010-
ESH MEZZ

FHLMC COLNAT
FOUR TIMES SQUARE 2006 - 4TS
COMPANION
FUNB 2001 C2 B NOTES

FUNB 2001 C3 B NOTES

GREENWICH CCFC 2004-FL2
(COMPONENT)

GREENWICH CCFC 2005-FL3
(COMPONENT)
GREENWICH CCFC 2007-GG11
COMPANION
GREENWICH CCFC 04 GG1
COMPANION
GREENWICH CCFC 05 GG5
COMPANION
GREENWICH CCFC 2006-FL4
COMPANION
GREENWICH CCFC 2007-GG9
COMPANION
GREENWICH CCFC 2003 C1
COMPANION
GREENWICH CCFC 2003 C2
COMPANION
GECC 2002-3 COMPANION
GECC 2003-C2 COMPANION

GOLDMAN 2007-GG10 COMPANION

GOLDMAN 2006-GG6 COMPANIONS
GOLDMAN 2006-GG8 COMPANIONS

GSMS 2010-C2 COMPANION

GSMS 2011-GC3 COMPANION

GSMS 2011-GC5 COMPANION

GSMS 2012-GCJ7 COMPANION

GSMSC 2010-C1 COMPANION

SHORENSTEIN
WAREHOUSE

SL GREEN REALTY
CORP/GRAMERCY
SL GREEN - JPM REPO
SL GREEN WAREHOUSE
SQUARE MILE/RAM ACQ,
LLC
STARWOOD & DEUTSCHE
REPO
STARWOOD & GOLDMAN
REPO
STARWOOD AND CITI REP
STARWOOD CITI REPO
SUB 6
STARWOOD AND
FORTRESS SA

STARWOOD PROPERTY
MORTGAGE LLC
WAREHOUSE
STARWOOD PROPERTY
MORTGAGE SUB-2, L.L.C.
WACHOVIA RED -
STRUCTURED FINANCE
STARWOOD TIAA
ACQUISITION

TALOS WAREHOUSE
TEACHERS INSURANCE &
ANNUITY ASSOCIATION
TRT LENDING
SUBSIDIARY LLC
TRT LENDING REPO
WAREHOUSE
UBS WAREHOUSE
VALSTONE WAREHOUSE
VCC HEALTHCARE FUND,
LLC
VORNADO REALTY L.P.
WAREHOUSE
WASHINGTON SUB, LLC

WACHOVIA GENERAL
PARTICIPANT
WBI WAREHOUSE (EUR)
007
WBI WAREHOUSE (GBP)
008
WBNA WAREHOUSE (EUR)
004
WBNA WAREHOUSE (GBP)
014

 (page)

JPMCC 2007-LDP10

JPMCC 2007-LDP11
JPMC 2011-PLSD
YELLOW BRICK REAL ESTATE
CAPITAL I, LLC
COMM 2002-WFA

MLMT0MW1A
ESAT10ESH

JPMCC 2007-LDP10 COMPANION

JPMCC 2007-LDP11 COMPANION
JPMC 2003-ML1 COMPANION
ZCOF 2009-1 RE LOAN HOLDINGS,
L.L.C
FLIK03EPR

WSWCM03C3A
VFMMT02C4A

WFIL WAREHOUSE (EUR)
005

 WFIL WAREHOUSE (GBP)
006
WEST RIVER WAREHOUSE
CHASE 2000-1

GECC 2001-2

LBUBS00C5C
COMM11STRT

 (page)

APPENDIX B
APPLICABLE SERVICING CRITERIA WITH RESPECT TO THE PLATFORM

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   General Servicing Considerations

                   Policies and procedures are instituted        X               X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.

                   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the mortgage loans are maintained.

                   A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on mortgage loans are deposited      X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X
                   behalf of an obligor or to investor are
1122(d)(2)(ii)     made only by authorized personnel.

                   Advances of funds or guarantees               X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
1122(d)(2)(iii)    the transaction agreements.

                   The related accounts for the                  X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
1122(d)(2)(iv)     the transaction agreements.

                   Each custodial account is maintained at       X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as         X
1122(d)(2)(vi)     to prevent unauthorized access.

                   Reconciliations are prepared on a             X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
1122(d)(2)(vii)    reconciliations are (A)

 (page)

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   mathematically accurate; (B) prepared
                   within 30 calendar days after the bank
                   statement cutoff date, or such other
                   number of days specified in the
                   transaction agreements; (C) reviewed
                   and approved by someone other than the
                   person who prepared the reconciliation;
                   and (D) contain explanations for
                   reconciling items. These reconciling items
                   are resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.

                   Investor Remittances and Reporting

                   Reports to investors, including those         X               X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in accordance
                   with timeframes and other terms set forth
1122(d)(3)(i)(A)   in the transaction agreements;

                   (B) provide information calculated in                                                              X
                   accordance with the terms specified in
1122(d)(3)(i)(B)   the transaction agreements;

                   (C) are filed with the Commission as                                                               X
1122(d)(3)(i)(C)   required by its rules and regulations;

                   (D) agree with the investors' or trustee's                                                         X
                   records as to the total unpaid principal
                   balance and number of mortgage loans
1122(d)(3)(i)(D)   serviced by the Servicer.

                   Amounts due to investors are allocated                                                             X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are                                                              X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements

                   Amounts remitted to investors per the                                                              X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on mortgage loans      X               X
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   Mortgage loan and related documents are       X
                   safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X(1)
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.

 (page)

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   Payments on mortgage loans, including any     X
                   payoffs, made in accordance with related
                   [pool asset] documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
1122(d)(4)(iv)     with the related mortgage loan documents.

                   The Servicer's records regarding the          X
                   mortgage loans agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.

                   Changes with respect to the terms or          X               X
                   status of an obligor's mortgage loans
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance
                   with the transaction agreements and
1122(d)(4)(vi)     related pool asset documents.

                   Loss mitigation or recovery actions           X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X
                   are maintained during the period a mortgage
                   loan is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent mortgage loans including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates        X
                   of return for mortgage loans with variable
                   rates are computed based on the related
1122(d)(4)(ix)     mortgage loan documents.

                   Regarding any funds held in trust for         X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's mortgage loan documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
1122(d)(4)(x)(A)   agreements;

                   (B) interest on such funds is                 X
                   paid, or credited, to obligors in
                   accordance with applicable mortgage
1122(d)(4)(x)(B)   loan documents and state laws;

 (page)

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   (C) such funds are returned to the obligor    X
                   within 30 calendar days of full repayment
                   of the related mortgage loans, or such
                   other number of days specified in the
1122(d)(4)(x)(C)   transaction agreements.

                   Payments made on behalf of an obligor         X                                  X(2)
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
1122(d)(4)(xi)     the transaction agreements.

                   Any late payment penalties in connection      X                                  X(2)
                   with any payment to be made on behalf
                   of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.

                   Disbursements made on behalf of an            X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs and                X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other                                                                  X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
1122(d)(4)(xv)     forth in the transaction agreements.

(1) There were no activities performed during the year ended December 31, 2012 with respect to the
    Platform, because there were no occurences of events that would require the Company to perform such activities.
(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d)
    attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).